Finance result, net	12 Months Ended
Dec. 31, 2021
Finance result, net
Finance result, net

21. Finance result, net

	2021	2020	2019
Interest income	5,322	35,305	36,874
Interest expense on leases	(23,866)	(19,042)	(22,603)
Interest cost	(39,146)	(50,460)	(105,915)
Foreign exchange (losses)/gains, net	211,693	(581,128)	(84,803)
Finance result, net	154,003	(615,325)	(176,447)

The evolution of the finance result is mainly driven by foreign exchange losses and gains on our cash deposits which consists of a net gain of CHF 0.2 million for the year 2021 compared to a net loss of CHF 0.6 million in the year 2020 due to the strengthening of the U.S dollar against the Swiss franc.